SPECIAL MEETING OF SHAREHOLDERS OF

PACIFIC ENTERPRISE BANCORP

[ ], 2021

PROXY VOTING INSTRUCTIONS

INTERNET - Access "www.voteproxy.com" and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

Vote online/phone until 11:59 PM EST the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Annual Meeting.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

COMPANY NUMBER	
ACCOUNT NUMBER	

Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.

00030030000000000000 1 000021

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED PROPOSALS.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF PROPOSALS 1 AND 2. THE PROXY CONFERS AUTHORITY AND SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATION OF THE BOARD OF DIRECTORS, UNLESS A CONTRARY INSTRUCTION IS INDICATED, IN WHICH CASE THE PROXY SHALL BE VOTED IN ACCORDANCE WITH SUCH INSTRUCTION. IN ALL OTHER MATTERS, THIS PROXY SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE COMPANY'S BOARD OF DIRECTORS.

THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY'S BOARD OF DIRECTORS, AND MAY BE REVOKED BY THE SHAREHOLDER DELIVERING IT PRIOR TO ITS EXERCISE BY FILING WITH THE CORPORATE SECRETARY OF THE COMPANY AN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING AT THE MEETING AND VOTING IN PERSON.

	FOR	AGAINST	ABSTAIN
1. PEB MERGER PROPOSAL. To approve the principal terms of the Agreement and Plan of Merger, dated as of September 7, 2021, by and between BayCom Corp and Pacific Enterprise Bancorp (the "merger agreement") as such agreement may be amended from time to time, a copy of which is attached as Appendix A to this proxy statement/prospectus;	☐	☐	☐
2. PEB ADJOURNMENT PROPOSAL. To approve one or more adjournments of the Pacific Enterprise Bancorp special meeting, if necessary or appropriate, including adjournments to permit further solicitation of proxies if there are insufficient votes at the time of the Pacific Enterprise Bancorp special meeting to approve the PEB merger proposal.	☐	☐	☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Shareholder ____ Date: ____ Signature of Shareholder ____ Date: ____

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

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PROXY

PACIFIC ENTERPRISE BANCORP

SPECIAL MEETING OF SHAREHOLDERS

[ ], 2021

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder of Pacific Enterprise Bancorp (the “Company”) acknowledges receipt of the Notice of Special Meeting of Shareholders of the Company and the accompanying Proxy Statement dated [ ], 2021 and revoking any proxy heretofore given, hereby appoints [ ], the attorney, agent, and proxy of the undersigned with full powers of substitution, to vote all stock of the Company which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Company (the “Meeting”) to be held at Pacific Enterprise Bank’s administrative offices, 17748 Skypark Circle, Suite 100, Irvine, California 92614, on [ ], [ ], 2021, at [ ], and at any and all adjournments thereof as fully and with the same force and effect as the undersigned might or could do if personally present there at, as follows:

(Continued and to be signed on the reverse side.)